Exhibit 99.1

TCF Financial Corporation

First Quarter 2006 Investor Presentation

The leader in convenience banking

1.)          Corporate Profile

                        At March 31, 2006

•                                          $13.8 billion financial holding company headquartered in Minnesota

•                                          43rd largest1 bank in the U.S. based on asset size

•                                          36th largest1 based on market cap

•                                          452 bank branches, 130 branches opened since January 1, 2001

•                                          1,723 ATMs free to TCF customers; 1,222 off-site

•                                          10th largest issuer of VISA® Classic debit cards2

•                                          ROA 1.71%;  ROE 23.82%;  ROTE3 28.44%

•                                          1,629,095 checking accounts

1        Source: CapitalBridge; 12/31/05

2        Source: VISA; 4Q05; ranked by sales volume

3        Excludes the impact of intangible amortization expense (see reconciliation slide in the appendix)

2.)          Corporate Profile

•                                          Bank branches located in six states

	At 3/31/06	At 1/1/01
Traditional	188	132
Supermarket	255	213
Campus	9	7
Total	452	352

	At 3/31/06	At 1/1/01
Minnesota	105	84
Illinois	202	167
Michigan	62	56
Colorado	42	12
Wisconsin	35	32
Indiana	6	1
Total	452	352

3.)          What Makes TCF Different

•                                          Convenience
TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,723 ATMs free to TCF customers

•                                          Debit cards

•                                          Gift cards

•                                          Phone banking

•                                          TCF Totally Free OnlineSM banking

•                                          De Novo Expansion
TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Starting new businesses

•                                          Offering new products and services

4.)          What Makes TCF Different

•                                          Power Assets® and Power Liabilities®
Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality
TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)          Share Repurchase Program

•                                          Repurchased 2,400,000 shares of common stock during the first quarter of 2006 at an average cost of $25.27 per share

•                                          At 3/31/06, 4.3 million shares remain available to purchase under board authorizations

6.)          Return of Net Income to Stockholders

                        ($ millions)

	Net	Stock	Dividends		% of Net
	Income	Repurchase	Paid	Total	Income

2002	$232.9	$148.0	$86.5	$234.5	101%
2003	215.9	150.4	93.0	243.4	113
2004	255.0	116.1	104.0	220.1	86
2005	265.1	93.5	114.5	208.0	78
2006[1]	58.2	60.7	30.8	91.5	157

Total	$1,027.1	$568.7	$428.8	$997.5	97%

1   Year-to-date

7.)          Consumer Home Equity Lending +17%*

                        ($ millions)

	12/02	12/03	12/04	12/05	3/06
Total	$2,955	$3,588	$4,382	$5,149	$5,331

*	TweTwelve-month growth rate

8.)          Consumer Home Equity Loans

At March 31, 2006

•                                          75% amortizing loans, 25% lines of credit

•                                          33% variable rate (prime based) and 67% fixed rate

•                                          65% are 1st mortgages, 35% are 2nd mortgages

•                                          Average home value of $216,491

•                                          Yield 7.30%

•                                          Over-30-day delinquency rate .36%1

•                                          Net charge-offs: 2006 = .11%2, 2005 = .10%, 2004 = .09%

•                                          Average FICO score 720

1   Excludes non-accrual loans

2   Annualized

9.)          Commercial Lending +10%*
($ millions)

	12/02	12/03	12/04	12/05	3/06

Commercial Business	$440.1	$427.7	$424.1	$435.2	$470.1
Commercial Real Estate	$1,835.8	$1,916.7	$2,154.4	$2,297.5	$2,394.7

Total	$2,276	$2,344	$2,579	$2,733	$2,865

*	Twelve-month growth rate

10.)   Commercial Loans

                        At March 31, 2006

•                                          Commercial real estate

•                                          21% apartment loans

•                                          18% office building loans

•                                          5% hotel loans

•                                          Commercial business — $470 million

•                                          Yield 6.52%

•                                          Over-30-day delinquency rate .11%1

•                                          Net charge-offs/(recoveries): 2006 = .03%2, 2005 = (.08)% , 2004 = .03%

•                                          Approximately 99% of all commercial loans secured

•                                          CRE location mix: 94% Midwest, 6% Other

1   Excludes non-accrual loans

2   Annualized

11.)   Leasing and Equipment Finance1 +15%*

                        ($ millions)

	12/02	12/03	12/04	12/05	3/06

Leasing and Equipment Finance	$1,047	$1,162	$1,389	$1,560	$1,637

1   Includes operating leases

*  Twelve-month growth rate

12.)   Leasing and Equipment Finance

                        At March 31, 2006

•                                          38th largest equipment finance/leasing company in the U.S.1

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.2

•                                          Equipment type

•                                          35% manufacturing and construction

•                                          17% specialty vehicle

•                                          14% technology and data processing

•                                          13% medical

•                                          21% other

•                                          Yield 7.18%

•                                          Originations of $250.6 million

•                                          Uninstalled backlog of $294.1 million; up $45 million from year-end 2005

•                                          Over-30-day delinquency rate .39%3

•                                          Net charge-offs: 2006 = .22%4, 2005 = .18%5, 2004 = .43%

1   Source: Equipment Leasing Association; 6/05

2   Source: Equipment Leasing Association; 7/05

3   Excludes non-accrual loans and leases

4   Annualized

5   Excludes leveraged lease charge-off of $18.8 million

13.)   Allowance for Loan & Lease Losses
                        ($ millions)

	12/02		12/03		12/04		12/05		3/06

Allowance for Loan & Lease Losses	$77.0		$76.6		$79.9		$60.4		$59.4
Net Charge-offs (NCO)	$20.0		$12.9		$9.5		$24.5		$2.5

As a % of Loans & Leases:
Allowance	.95%		.92%		.85%		.59%		.56%
NCO	.25%		.16%		.11%		.25%[1]		.10%[2]
Coverage Ratio	3.8	X	5.9	X	8.4	X	2.5	X	5.9	X [2]

1   Net charge-offs excluding leveraged lease were .06%

2   Annualized

14.)   Delinquencies (Over 30-Day)1

	12/02	12/03	12/04	12/05	3/06

Delinquencies (percent)	.57%	.47%	.37%	.43%	.35%

Delinquencies ($ millions)	$46.3	$38.7	$34.4	$43.6	$37.0

1   Excludes non-accrual loans and leases

15.)   Non-Performing Assets
                        ($ millions)

	12/02	12/03	12/04	12/05	3/06

Non-Accrual Loans and Leases	$43.6	$35.4	$46.9	$29.7	$30.8
Real Estate Owned	$26.6	$33.5	$17.2	$17.7	$20.7
Total	$70.2	$68.9	$64.1	$47.4	$51.5

Reserves/NAs:	176%	216%	170%	204%	193%
NPAs/Assets:	.58%	.61%	.52%	.35%	.37%

16.)   Checking Accounts +5%*
                        (000s)

	12/02	12/03	12/04	12/05	3/06

Supermarket Branches	549	608	652	678	690
Traditional & Campus Branches	789	836	883	925	939

Total	1,338	1,444	1,535	1,603	1,629

*  Twelve-month growth rate

17.)   Banking Fees and Other Revenue1 +7%*
                        ($ millions)

	2002	2003	2004	2005	2006

First Quarter	$72.7	$82.1	$87.7	$88.2	$94.4
Second Quarter	$84.7	$92.8	$104.5	$100.1	$—
Third Quarter	$87.7	$94.3	$103.0	$104.7	$—
Fourth Quarter	$91.3	$90.8	$99.1	$101.1	$—

Total	$336	$360	$394	$394	$94

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*  Year-to-date growth rate (‘06 vs. ‘05)

18.)   Retail Checking Deposits +13%*
                        ($ millions)

	12/02	12/03	12/04	12/05	3/06

Supermarket Branches	$695	$829	$1,000	$1,125	$1,203
Traditional & Campus Branches	$1,903	$2,146	$2,565	$2,815	$2,943

Total	$2,598	$2,975	$3,565	$3,940	$4,146

Average Rate:	.05%	.01%	.22%	.74%	.77%

*  Twelve-month growth rate

19.)   Retail Deposits +12%*
                        Quarterly Average Balances
                        ($ millions)

	3/31/06	3/31/05
Non-interest bearing checking	$2,083	$2,061
Premier checking	920	453
Other int. bearing checking	891	1,053
Subtotal	3,894	3,567
Premier savings	764	278
Other savings	1,429	1,585
Subtotal	2,193	1,863
Money Market	521	575
Certificates	1,852	1,523
Total	$8,460	$7,528

Average Rate:	1.74%	.81%

*  Annual growth rate

20.)   Premier Checking & Savings Deposits + 132%*
                        Quarterly Average Balances
                        ($000s)

	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06

Premier Savings	$282	$346	$437	$640	$780
Premier Checking	$459	$580	$695	$828	$938
Total	$741	$926	$1,132	$1,468	$1,718

Average Rate:	2.06%	2.21%	2.87%	3.27%	3.38%

*  Twelve-month growth rate

21.)   Card Revenue +21%*
                        ($ millions)

	2002	2003	2004	2005	2006

First Quarter	$10.2	$13.2	$13.5	$17.6	$21.3
Second Quarter	$11.8	$14.8	$16.0	$19.8	$—
Third Quarter	$12.1	$12.9	$16.3	$21.0	$—
Fourth Quarter	$13.1	$12.1	$17.7	$21.4	$—

Total	$47.2	$53.0	$63.5	$79.8	$21.3

Sales Volume:	$3,216	$3,899	$4,735	$5,673	$1,516	[1]

Average Off-line Interchange Rate:	1.55%	1.43%	1.40%	1.43%	1.42%[1]

*  Year-to-date growth rate (‘06 vs. ‘05)

1   Year-to-date

22.)   Card Revenue

•                                          10th largest issuer of VISA® Classic debit cards1

•                                          15th largest issuer of VISA® Commercial debit cards1

•                                          21st largest overall issuer of VISA® cards1

•                                          18% increase in sales volume2

•                                          Number of active accounts up 45,077, or 6%2, to 786,217

•                                          15.5 transactions per month on active cards, up 10%2

1   Source: VISA; 4Q05; ranked by sales volume

2   1Q06 vs. 1Q05

23.)   Small Business Checking Deposits
                        ($ millions)

	12/02	12/03	12/04	12/05	3/06

Small Business Checking Deposits	$380	$461	$546	$607	$600

# of Accounts	91,385	102,557	113,605	122,956	126,537

24.)   Small Business Services and Products

                        At March 31, 2006

•                                          $600 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          82,473 TCF Business Check CardsSM

•                                          Introduced TCF Miles Plus Business Check CardSM loyalty program in April 2005

25.)   Total New Branches
                        Branches opened since January 1, 2001

	Traditional			# of Branches	Percent
	and Campus	Supermarket	Total	Opened	of Total

12/01	5	20	25	27	7%
12/02	17	35	52	27	13%
12/03	31	40	71	19	18%
12/04	50	51	101	30	23%
12/05	71	58	129	28	28%
12/06 Forecast	89	65	154	25	32%

26.)   New Traditional Branch Model - Net Income

                        ($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(362)	$(32)	$157	$320	$384	$491	$570	$555	$630	$692

Traditional branch capital expenditure $3 million

1   Includes deposits and consumer lending

27.)   New Branch Total Deposits +81%*
                        Branches opened since January 1, 2001
                        ($ millions)

	12/01	12/02	12/03	12/04	12/05	3/06

Deposits	$24	$142	$238	$442	$980	$1,119

*  Twelve-month growth rate

28.)   New Branch Total Checking Accounts +36%*
                        Branches opened since January 1, 2001
                        (000s)

	12/01	12/02	12/03	12/04	12/05	3/06

Checking Accounts	29	60	103	158	214	233

*  Twelve-month growth rate

29.)   New Branch Banking Fees & Other Revenue1 +41%*

                        Branches opened since January 1, 2001

                        ($ millions)

	2001	2002	2003	2004	2005	2006

First Quarter	$—	$1.1	$3.1	$6.3	$10.9	$15.4
Second Quarter	$0.1	$1.7	$4.2	$9.9	$13.8	$—
Third Quarter	$0.3	$2.1	$4.9	$10.6	$15.0	$—
Fourth Quarter	$0.8	$2.9	$5.5	$11.2	$15.3	$—

Total	$1.2	$7.8	$17.7	$38.0	$55.0	$15.4

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*  Twelve-month growth rate

30.)   New Branch Consumer Loans +50%*
                        Branches opened since January 1, 2001
                        ($ millions)

	12/01	12/02	12/03	12/04	12/05	3/06

Consumer Loans	$9	$62	$156	$305	$459	$507

*  Twelve-month growth rate

31.)   Campus Banking

                        At March 31, 2006

•                                          Alliances with the University of Minnesota and University of Michigan plus nine other colleges, including the latest agreements with DePaul University in Chicago and Milwaukee Area Technical College

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          89,357 total checking accounts

•                                          $171.3 million in total deposits

32.)   New Products and Services

•                                          TCF MILES PLUSSM Card Loyalty Programs

•                          Premier (Retail)

•                          Small Business

•                                          TCF Visa® Gift Card

•                                          Merchant Gift Cards

•                                          TCF Check CashingSM and Money Transfers

•                                          Electronic Statement Delivery

•                                          TCF Express Check Conversion

•                                          Medical Equipment Leasing

33.)   Financial Highlights

34.)   Diluted EPS

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006[1]

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$.45

1   Year-to-date

35.)   Dividend History

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.23	[2]

Dividend Payout Ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%	51%

10-year compounded annual growth rate of 19% is the 5th highest among the 50 largest banks in the country1

1   Source:  CapitalBridge

2   Year-to-date

36.)   Net Income
                        ($ millions)

	2002	2003	2004	2005	2006[1]

First Quarter	$56.3	$60.1	$60.7	$63.5	$58.2
Second Quarter	$58.0	$60.3	$65.2	$70.6	$—
Third Quarter	$58.9	$36.0	$61.7	$65.5	$—
Fourth Quarter	$59.8	$59.5	$67.4	$65.5	$—

Total	$233	$216	$255	$265	$58

1   Year-to-date

37.)   First Quarter Significant Items
                        ($ 000s)

	2006	2005	Change
Mortgage-backed Securities Gains	$—	$5,239	$(5,239)
Building Sales	2,921	5,704	(2,783)
Sale of Mortgage Servicing Rights (net gain)	1,601	—	1,601
Total Asset Sale Gains	4,522	10,943	(6,421)

Commercial Loan Recovery	—	3,322	(3,322)
Pre-tax Total	$4,522	$14,265	$(9,743)

After-tax Total	$3,018	$9,379	$(6,361)

Impact on Diluted EPS	$0.02	$0.07	$(0.05)

38.)   Net Interest Income
                        ($ millions)

	2002	2003	2004	2005	2006[1]

First Quarter	$124.5	$122.4	$118.4	$129.1	$131.2
Second Quarter	$124.3	$119.8	$122.4	$131.3	$—
Third Quarter	$123.8	$119.9	$124.5	$128.1	$—
Fourth Quarter	$126.6	$119.1	$126.5	$129.3	$—

Total	$499	$481	$492	$518	$131

Net Interest Margin:	4.71%	4.54%	4.54%	4.46%	4.25%[1]

1   Annualized

39.)   Financial Highlights
                        ($ millions, except per-share data)

	Year-to-Date
	2006	2005	Change
Net Interest Income	$131.2	$129.1	1.6%
Fees & Other Revenue:
Banking	94.4	88.2	7.0
Other	23.1	18.5	24.9
Total Fees and Other Revenue	117.5	106.7	10.1
Gains on Sales of Securities	—	5.2	(100.0)
Total Non-Interest Income	117.5	112.1	4.8
Total Revenue	248.7	241.1	3.2
Provision for Credit Losses	1.5	(3.4)	N.M.
Non-Interest Expense	159.9	148.0	8.0
Net Income	58.2	63.5	(8.3)

Diluted EPS	$.45	$.47
ROA	1.71%	2.03%
ROE	23.82%	27.18%
ROTE[1]	28.44%	32.79%

1   Excludes the impact of intangible amortization expense (see reconciliation slide in Appendix)

N.M.  Not Meaningful.

40.)   Power ProfitsSM
                        Average Balance ($ millions)
                        Profit center net income ($ 000s)

		YTD 2006
	Balance	Net Income	%
Commercial Lending	$2,779	$5,535	9%
Consumer Lending	5,251	11,763	20
Leasing and Equipment Finance	1,533	9,129	16
Total Power Assets®	$9,563	26,427	45

Traditional and Campus Branches (197)	$7,191	18,873	32
Supermarket Branches (255)	1,980	7,396	13
Total Power Liabilities®	$9,171	26,269	45
Total Power Assets & Liabilities		52,696	90
Equity and other		5,526	10
Net Income		$58,222	100%

41.)   Securities Available for Sale and Residential Loans

                        Ending Balance
                        ($ millions)

	12/02	12/03	12/04	12/05	3/06

Securities Available for Sale	$2,354	$1,524	$1,622	$1,682	$1,875
Residential Loans	1,800	1,213	1,014	770	733
Total	$4,154	$2,737	$2,636	$2,452	$2,608

Yield:[1]	6.25%	5.55%	5.29%	5.46%	5.46%
% of Total Assets	34.1%	24.2%	21.4%	18.3%	18.9%

1   Based on historical amortized cost

42.)   Return to Stockholders1 + 18%*

		SNL All Bank
Period Ending	TCF	& Thrift Index	S&P 500
6/86	$100.00	$100.00	$100.00
3/87	$114.03	$116.90	$122.03
3/88	$71.02	$95.55	$111.85
3/89	$83.69	$116.13	$132.15
3/90	$95.30	$120.40	$157.62
3/91	$118.86	$127.18	$180.33
3/92	$161.09	$186.01	$200.24
3/93	$278.25	$250.20	$230.74
3/94	$272.25	$233.05	$234.14
3/95	$395.48	$254.92	$270.59
3/96	$680.57	$378.21	$357.45
3/97	$758.58	$505.12	$428.31
3/98	$1,323.55	$834.13	$633.90
3/99	$1,042.41	$829.82	$750.92
3/00	$979.34	$813.11	$885.64
3/01	$1,598.12	$923.93	$693.66
3/02	$2,277.21	$1,022.67	$695.34
3/03	$1,778.44	$874.59	$523.17
3/04	$2,334.63	$1,254.24	$706.90
3/05	$2,550.07	$1,261.13	$754.21
3/06	$2,499.46	$1,290.98	$842.65

1   Assumes $100 invested June 18, 1986 with dividends reinvested

*  Annualized return since June 18, 1986

Source:  SNL Financial, LC and S&P

43.)   Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and  forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties.  Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

44.)   NYSE: TCB
                        The Leader In Convenience Banking

Stock Price Performance
(In Dollars)

Year-Ending	Stock Price	Dividend Paid
12/95	$8.28	$.15
12/96	$10.88	$.18
12/97	$16.97	$.23
12/98	$12.09	$.31
12/99	$12.44	$.36
12/00	$22.28	$.41
12/01	$23.99	$.50
12/02	$21.85	$.58
12/03	$25.68	$.65
12/04	$32.14	$.75
12/05	$27.14	$.85
3/06	$25.75	$.92	*

*  Annualized

45.)   Appendix

46.)   Risk-Based Capital
                        ($ millions)

	12/02	12/03	12/04	12/05	3/06

Actual	$851	$842	$959	$1,050	$1,111
Minimum Requirement	$622	$628	$705	$786	$814
Well Capitalized Requirement	$777	$785	$881	$983	$1,018

Tier 1:	9.96%	9.75%	9.12%	8.79%	8.36%
Total:	10.95%	10.73%	10.88%	10.68%	10.91%
Excess[1]:	$73.6	$57.4	$77.4	$66.8	$93.0

1   Excess over “well-capitalized” requirement

47.)   Net Charge-offs by Business Line

					YTD[1]
	2002	2003	2004	2005	2006

Consumer	.15%	.10%	.08%	.11%	.11%
Commercial real estate	.12	.07	.02	—	.01
Commercial business	1.35	.18	.04	(.51)	.14
Leasing and equipment finance[2]	.80	.69	.43	1.50	.22
Residential real estate	—	.01%	.01	.01	.02
Total	.25	.16	.11	.25	.10

1   Annualized

2   Excluding leveraged lease .18% for 2005

48.)   Reconciliation of GAAP to Non-GAAP Measures1

	For the Three	For the Three
	Months Ended	Months Ended
	March 31, 2006	March 31, 2005

Computation of Return on Equity (ROE):
Net income, as reported	$58,222	$63,465
Average stockholders’ equity, as reported	$977,585	$934,063
Return on equity	23.82%	27.18%

Computation of Return on Tangible Equity (ROTE):
Net income	$58,222	$63,465
Amortization of deposit based intangibles, net of any related tax effect	$264	$268
Net income, adjusted	$58,486	$63,733

Average stockholders’ equity	$977,585	$934,063
Average goodwill	$152,599	$152,599
Average deposit base intangible	$2,379	$4,034
Average tangible equity	$822,607	$777,430

Return on tangible equity (ROTE)	28.44%	32.79%

1   In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing and businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.